UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 23, 2009

Commission File Number	Exact Name of Registrant as Specified in Charter; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices and Telephone Number including area code	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The registrants hereby file the following Exhibits to Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (No. 333-134206 and No. 333-134206-01, which became effective on June 29, 2006).

Exhibit No.	Description
1.1	Underwriting Agreement dated February 23, 2009, in connection with the offering of $500,000,000 of 8.750% Notes due 2019.

4.1	Form of the Eleventh Supplemental Indenture relating to the issuance of $500,000,000 of 8.750% Notes due 2019.

4.2	Specimen Note of 8.750% Notes due 2019

5.1	Opinion of Snell & Wilmer L.L.P.

12.1	Computation of Pro Forma Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated:	February 25, 2009	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated:	February 25, 2009	By:	/s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer